Essex Crane Rental Corp

CL King Best Ideas Conference 2008
September 17-18, 2008








essex
crane rental corp


essex

Important Notice

This document does not constitute an offer to sell or a solicitation of an offer to buy any securities. It is an outline of matters for discussion only.

This document is confidential and is intended only for the use of the person(s) to whom it is presented. It may not be reproduced (in whole or in part) nor may its contents be divulged to any other person without the prior written consent of Hyde Park Acquisition Corp ("Hyde Park"). Any person receiving this document and wishing to effect a transaction discussed herein, must do so in accordance with applicable law. Any transaction implementing any proposal discussed in this document shall be exclusively upon the terms and subject to the conditions set out in the definitive transaction agreements.

By accepting this document you hereby acknowledge that you are aware and that you will advise your representatives that the federal and state securities laws prohibit any person who has material, non-public information about a company from purchasing or selling securities of such a company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

You should not rely upon this document in evaluating the merits of participating in any transaction referred to herein. This document contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to your participation in any such transaction. This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax or accounting advice. Any decision with respect to participation in any transaction described herein should be made based solely upon appropriate due diligence of each party.

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of Hyde Park and Essex Holdings, LLC and its subsidiaries (collectively, "Essex") and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from Hyde Park's and Essex's expectations include, without limitation, the failure of Hyde Park's stockholders to approve the transaction with Essex, the number and percentage of Hyde Park's stockholders voting against the transaction with Essex and electing to exercise their redemption rights, changing interpretations of generally accepted accounting principles, costs associated with continued compliance with government regulations, legislation and the regulatory environment, the continued ability of Essex to successfully execute its business plan, demand for the products and services Essex provides, general economic conditions, geopolitical events and regulator changes, as well as other relevant risks detailed in Hyde Park's filings with the Securities and Exchange Commission ("SEC"). Hyde Park and Essex undertake no obligation to publicly update and forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

This presentation contains unaudited non-GAAP financial measures, including Total EBITDA, Rental EBITDA, maintenance capital expenditure, free cash flow, and un-levered free cash flow. Management believes that the presentation of these non-GAAP financial measures serves to enhance understanding of Essex's individual operating and financial performance. These non-GAAP financial measures should be considered in addition to, but not as substitutes for, the most directly comparable U.S. GAAP measures.

Hyde Park intends to file with the SEC a preliminary proxy statement in connection with the proposed acquisition of Essex and to mail a definitive proxy statement and other relevant documents to Hyde Park stockholders. Stockholders of Hyde Park and other interested persons are advised to read, when available, Hyde Park's preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Hyde Park's solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about Essex, Hyde Park and the proposed acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge once available, at the SEC's internet site at http://www.sec.gov or by directing a request to: Hyde Park Acquisition Corp., 461 Fifth Avenue, 25th Floor, New York, NY 10017.

Hyde Park, its directors and officers maybe be deemed participants in the solicitation of proxies from Hyde Park stockholders. A list of the names of those directors and officers and their descriptions of their interests in Hyde Park is contained in Hyde Park's prospectus dated March 5, 2007, which is filed with the SEC, and will also be contained in Hyde Park's definitive proxy statement when it becomes available. Hyde Park's stockholders may obtain additional information about the interests of its directors and officers in the acquisition by reading Hyde Park's definitive proxy statement when it becomes available.

Certain financial information and data, including financial forecasts and projections, of Essex contained in this presentation is unaudited and prepared by Essex as a private company, and may not conform to SEC regulation S-X. Accordingly, such information and data may be adjusted and presented differently in Hyde Park's definitive proxy statement to solicit stockholder approval of the proposed acquisition.

We believe the information provided herein is reliable, as of the date hereof, but do not warrant its accuracy or completeness. In preparing these materials, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Without limiting the generality of the foregoing, no audit or review has been undertaken by an independent third party of the financial assumptions, data, results, calculations and forecasts contained, presented or referred to in this document. You should conduct your own independent investigation and assessment as to the validity of the information contained in this document and the economic, financial, regulatory, legal, taxation, stamp duty and accounting implications of that information. Except as required by law, Hyde Park, Essex and their respective directors, officers, employees, agents and consultants make no representation or warranty as to the accuracy or completeness of the information contained in this document, and take no responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document.

Nothing in this document contains a commitment from Hyde Park to subscribe for securities, to provide debt, to arrange any facility, to invest in any way in any transaction described herein or is otherwise imposing any obligation on Hyde Park. Hyde Park does not guarantee the performance or return of capital from investments.


essex

Definitions

- OLV: Orderly Liquidation Value as assessed by independent specialist equipment appraisers on December 31, 2007
- Replacement Value: The cost required to replicate the current aggregate lifting tonnage of Essex's fleet with crawlers being produced today
- CAGR: Compound Annual Growth Rate
- Rental EBITDA: Earnings Before Interest, Taxes, Depreciation and Amortization generated in the ordinary course of business, which does not include sales of equipment
- Total EBITDA: Rental EBITDA + gain on sale of equipment
- Unlevered Free Cash Flow ("FCF"): Rental EBITDA – Maintenance Capital Expenditure
- Free Cash Flow ("FCF"): Rental EBITDA – Maintenance Capital Expenditure – Interest Expense – Taxes – Net Crane Investment
- Net Crane Investment: Equipment Purchases – Equipment Sales

Note: Certain financial information and data, including financial forecasts and projections, of Essex contained in this presentation is unaudited and prepared by Essex as a private company, and may not conform to SEC regulation S-X. Accordingly, such information and data may be adjusted and presented differently in Hyde Park's definitive proxy statement to solicit stockholder approval of the proposed acquisition.


essex
crane rental corp







1

Introduction


essex

Introduction to Essex

- Hyde Park's focus on infrastructure led it to examine businesses positioned to take advantage of the long-term growth in infrastructure spending
- Essex owns one of the largest rental fleet of heavy lift crawler cranes in North America[1]
  - >350 cranes and attachments, OLV and estimated Replacement Value of ~$265 million[2] and ~$450 million[3] respectively
  - #1 North American "bare" crawler crane rental company[1]
  - 48-year operating history
- Majority of revenue is derived from infrastructure-related projects, which Hyde Park and Essex believe are benefiting from powerful secular trends
  - Bridge and road construction, power, water treatment, refineries, alternative energy and other infrastructure-related projects comprise majority of revenues
  - Historically, 40% of revenues generated from public works projects[3]
  - 35% of revenues generated from repair and maintenance projects[3]
  - Exposure to residential and light commercial construction is minimal
- Revenue generated from:
  - "Bare" (non-Essex operated) crane and attachment rental
    - Rental contracts are typically 6-18 months
  - Customers are responsible for most repair and maintenance during lease, which minimizes Essex's maintenance capital expenditures
- Owned since 2000 by Kirtland Capital Partners and being acquired in an exclusive, negotiated process sourced by Macquarie Capital (USA), Inc.


essex

Notes:
(1) Source: International Crane and Specialized Transport, June 2007
(2) As assessed by independent specialist equipment appraisers on June 30, 2008
(3) Essex management estimates


essex

Investment Thesis

Strong long-term secular trend

- Over 90% of revenue generated from infrastructure-related projects
- Infrastructure sector demand projected to grow at a 4% CAGR through 2015[1]
- Worldwide infrastructure and industrial investment growth is expected to be an indirect driver affecting crawler availability/utilization rates in the US
- Product substitution risk is believed to be minimal
- Heavy lift crawler crane demand is projected to exceed supply for the next 3-5 years[1]

Attractive business characteristics

- Market leader in heavy lift segment[2]
- Well balanced target market (diversity of industries, customers served and geographic scope)
- Fleet size, equipment mix and new project visibility facilitate high equipment utilization rates
- Simple business model – low operational risk and attractive margins
- Low relative cost position versus Replacement Value or OLV
- Assets have 30-50 year economic lives, limited technological obsolescence risk and require minimal maintenance capital expenditures
- Ability to leverage market leadership position to maximize purchasing power
- Assets have a proven history of maintaining secondary market resale value

Notes:
(1) Source: Oliver Wyman Essex Cranes Assessment
(2) Source: International Crane and Specialized Transport 2007


essex

Investment Thesis

Predictable earnings stream with strong free cash flow

- As of 6/30/08, sufficient bookings in hand to support full year 2008 rental revenue projections
- Based on first half 2008 results, management is raising its full year 2008 Rental EBITDA guidance of $36.5 million by as much as 8%
- 3-year weighted average Rental EBITDA margin (after SG&A) in excess of 45%
- Limited maintenance capital expenditures (estimated $2-3 million per year)
- Pre-tax return on equity in excess of 20%
- *Return **on** capital versus return **of** capital* economic model
- Excess cash flow available for reinvestment or distribution to shareholders

Attractive valuation

- $210 million purchase price represents:
  - 84% of appraised OLV[1] and 47% of Replacement Value[2]
  - 5.9x 3 yr. average (2006-2008P) Total EBITDA, and <5x 2008P Total EBITDA
  - 6.7x 2007A Unlevered FCF and <6x 2008P Unlevered FCF
- Accumulated tax loss of $51 million, which has a present value of approximately $24 million[3] (estimated present value of cash tax saved of approximately $10 million[4])
- Fully committed, low cost debt with no amortization and limited financial covenants

Strong management team focused on growth

- Experienced management team, rolling over a significant portion of their net worth
- Continue to benefit from rental rate momentum due to supply demand imbalance
- Earnings to benefit from $37 million in growth capital expenditures in 2007 and 2008 combined
- Re-positioning of fleet to heavier lifting cranes and expanding geographic scope

Notes:
(1) $250 million OLV as assessed by independent specialist equipment appraisers on December 31, 2007
(2) Replacement Value estimated at $450 million by Essex management.
(3) Discount rate of 15% used to calculate present value of accumulated tax loss
(4) Assumes use of accumulated tax loss over a ten-year period



Annual Summary Financial Information

Equipment Rental Revenues(1)



($ millions)
$100
$80
$60
$40
$20
$0
Revenue CAGR = 28.6%
$28.5
$38.6
$55.7
$64.5
$78.0
2004
2005
2006
2007
2008P

Total EBITDA(1)



($ millions)
$50
$40
$30
$20
$10
$0
Total EBITDA CAGR = 44.3%(2)
$9.8
$1.6
$8.2
$16.7
$2.9
$13.8
$29.0
$3.0
$26.0
$38.1
$6.0
$32.1
$42.5(3)(4)
$3.7
$2.3
$36.5
(6)
2004
2005
2006
2007
2008P
Rental EBITDA
Public Company Expense
Gain on Sale of Equipment

Notes:

1. Source: Essex audited (2005-2007) and unaudited (2004) financials
2. Rental EBITDA CAGR of 45.7% for comparable period
3. Projected 2008 Total EBITDA of $42.5 million is to be reduced by $2.3 million of public company expenses.
4. The final gain on sale of equipment for 2008 will reflect an adjusted stepped-up base following financial close
5. Certain financial information and data, including financial forecasts and projections, of Essex contained in this presentation is unaudited and prepared by Essex as a private company and may not conform to SEC regulation S-X. Accordingly, such information and data may be adjusted and presented differently in Hyde Park's definitive proxy statement to solicit stockholder approval of the proposed transaction.
6. Based on first half 2008 results, management is raising its full year 2008 Rental EBITDA guidance of $36.5 million by as much as 8%.



2008 Year-to-Date Summary Financial Information(1)

Equipment Rental Revenues


($ millions)
32%

Total Revenues


($ millions)
28%

Rental EBITDA (2)


($ millions)
41%

Total EBITDA(2)


($ millions)
35%

Notes:

1.) Source: Essex unaudited first half 2008 financials

2.) Excluding a one time charge of $650,000 primarily related to consulting fees associated with the sale of the business to Hyde Park


essex

Return on Capital vs. Return of Capital

Crawler cranes stand out from other equipment types due to their superior lifespan and residual value characteristics

Asset Depreciation [1] Benchmark: Annual Depreciation %[2]


Hospital Equipment -22%
Roller -14%
Excavator -14%
Scissor Lift -12%
Boom Lift -11%
Van Trailers -11%
Forklift Crane 586 G -11%
Tractor Loader -11%
Skidsteer Loader -11%
Forklifr crane Skytrak -11%
Backhoe -10%
All terrain cranes -6%
Scotsman rental equip. (Europe) -5%
Mobile Mini storage units (wood) -3%
Scotsman rental equip. (N.America) -3%
Mobile Mini storage units (steel) -2%
ESSEX Crawler Crane -1%

Asset Depreciation [1] Benchmark: Residual Value vs. Lifespan


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Residual value (%)
ESSEX Crawler Crane
Mobile Mini storage units (steel)
Scotsman rental equipment (North America)
Skidsteer Loader
Mobile Mini storage units (wood)
Tractor Loader
Forklift Crane
Backhoe
Excavator
Roller
Boom Lift
Scissor Lift
Van trailers
All terrain cranes
Scotsman rental equipment (Europe)
Hospital equipment
0
5
10
15
20
25
30
35
Rental Lifespan (years)

Notes:

1. Asset depreciation represents equipment market value depreciation
2. Annual Depreciation % = (1 – Residual Value %) / Lifespan.
3. Source: Oliver Wyman Essex Crane Assessment


essex

Transcription Summary

- Transaction Enterprise Value of $210 million
  - $200 million if present value of cash tax savings from accumulated tax loss are considered[1]
- Essex's senior management team will invest $5 million of equity (approx. 65% of after tax proceeds)
- Kirtland Capital Partners will invest $5 million of equity
- Macquarie Capital (USA) Inc. will invest $1 million of equity
- Post closing shares outstanding equal to ~16.5 million[2]

Sources of Funds	%	$m
Hyde Park Equity [3]	43.9%	100
Rollover Equity - Management	2.2%	5
Rollover Equity – Kirtland	2.2%	5
Macquarie Equity	0.4%	1
Rollover of Existing Credit Facility	51.3%	117
Total Sources	100%	$228

Uses of Funds	$m
Purchase of Equity	82
Rollover of Existing Credit Facility	117
Repayment of Existing Credit Facility	11
Transaction Costs [4]	10
Estimated Crane Purchase Price Adjustment	8
Total Uses	$228

Notes:
(1) Assuming use over an approximate 10-year period
(2) Fully diluted for Hyde Park Principals, Essex Management, Kirtland and Macquarie
(3) Assumes zero redemption by stockholders
(4) Includes fees expected to be paid to lenders, Hyde Park's financial advisors, legal fees, due diligence consultants and deferred costs associated with the formation of Hyde Park


essex

Essex's Senior Management

- Essex's senior management team has extensive industry experience
- All key senior management members will be retained and will sign employment agreements with Essex

Ron Schad
President & CEO
Essex: 7 years, Industry: 26 years

- **Marty Kroll**
  SVP & CFO
  Essex: 6 years, Industry: 6 years
- **Bill Erwin**
  VP Operations
  Essex: 4 years, Industry: 31 years
  - Director Operations Support
    Essex: 5 years, Industry: 13 years
  - Yard Managers (4)
    Essex: 8 years avg, Industry: 22 years avg
  - Director of Transportation
    Essex: 4 years, Industry: 4 years
- **Bill O'Rourke**
  VP Sales & Account Mgt
  Essex: 6 years, Industry: 26 years


essex
crane rental corp




2

Heavy Crane Rental Industry



U.S. Heavy Crane Rental Industry Segments

Crawlers typically service infrastructure projects, are non-substitutable and are often rented for longer periods than other crane classes

Comparison of Major Crane Types in the North American Market[1]

					
Crane Type	Crawler	All Terrain (ATs)	Rough Terrain (RTs)	Tower	Truck
Max. Lift Cap. (tons)	1,500	600	130	80	150
Max. Reach Cap. (ft.)	700	400	250	350	250
Price New ($ '000)	$800 - $2,500 [2]	$500 - $3,000	$250 - $1,000	$300 - $1,000	$300 - $800
Avg. Life (years)	50+	15+	15+	30+	15+
Rental Duration	Long-term	Short-term	Short-term	Long-term	Short-term
Key End Markets	Highways, large bridges, railroads Public infrastructure (stadiums, garages) Power generation Sewer / water treatment Petrochemicals Industrial / marine	Petrochemical maintenance Railroads Highways Office Towers Apartments Condominiums Other Commercial & Residential	Secondary type used in variety of markets including sewer / water treatment, petrochemicals maintenance and public infrastructure projects Condominiums Other Residential	Nuclear power Sewer / water treatment High rise (>10 story) Office Towers Condominiums Apartment Buildings	Railroads Highways Condominiums Apartment Buildings Other Residential

Notes:
1. Source: Manufacturer reports and Essex management estimates
2. Crawler crane prices reflect models in Essex's heavy-lift niche. Light and super heavy-lift crawler cranes can range from $0.5 million to over $5 million


essex

Crane Demand Exceeds Supply

- Demand for crawler cranes driven by:
  - Increased domestic infrastructure and infrastructure-related project spending
  - Construction and infrastructure booms internationally in China, India and Middle East
- Supply constraints at major manufacturers
  - Backlogs at Manitowoc, Liebherr and Terex of 1-3 years[2]
- Supply and demand projections indicate a global rebalancing with crane supply catching up with demand in 2013 in a base case scenario
- Implications of this supply and demand dynamic are potentially higher fleet rental rates, utilization and equipment re-sale values

Crawler Crane Supply/Demand Projection[1]


9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Number of Global Crawler Cranes (>100t)
Demand
Supply
(= total available fleet)
2007
2009
2011
2013
2015

Notes:
1. Source: Oliver Wyman Essex Cranes Assessment
2. Source: Company filings, Essex management estimates



Strong End Market Dynamics

- Essex's end markets are benefiting from favorable demand drivers:
  - $244.1 billion SAFETEA-LU bill and renewed focus on US bridge system positive for transportation infrastructure
  - Growing push for new nuclear power facilities
  - Upgrade of existing national infrastructure – power and water utilities
  - Rising energy prices stimulating investment in petrochemicals sector
  - Pipeline of social infrastructure projects – i.e. municipalities building convention / stadium facilities



1990 – 2015 N.A. Total Construction, excluding residential ($ billions)



Includes Chemicals, Petroleum Refining, Utilities, Electronics, Communications, Transportation and Food Processing
Key Essex Sectors
Historical
Forecast
Driven by SAFETEA-LU bill and other infrastructure-related projects
1,400
1,200
1,000
800
600
400
200
0
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
Industrial
Office
Infrastructure
Commercial
Institutional

Source: Oliver Wyman Essex Crane Assessment


essex

Substantial End Market Backlog

- Engineering & Construction firms focusing on infrastructure-related projects have seen a steady increase in project backlogs since 2000
- Many of these firms included in the chart below are Essex's customers and serve similar end markets

Selected E&C Firms' Aggregate Historical Backlog[1] [2]


$ billions
160
140
120
100
80
60
40
20
0
2000
2001
2002
2003
2004
2005
2006
1Q 07
2Q 07
3Q 07
4Q 07

Notes:
1. E&C firms included in backlog chart: Chicago Bridge and Iron, Fluor Corp, Foster Wheeler, Granite Construction, Jacobs Engineering, KBR, McDermott International, Perini Corporation, Shaw Group, Washington Group, URS Corp.
2. Source: Company filings


essex
crane rental corp




3

Company Overview


essex

Company Highlights

Key Attributes

- Simple business model: bare (un-manned) rentals
- Highly predictable: 6-18 month contracts
- Assets have 30-50 year economic lives and limited technological obsolescence risk
- Well balanced target market (industries and customers served and geography)
- Assets have a proven history of maintaining secondary market re-sale value


Head Office
Service Center
Equipment Storage Yard
Satellite Service Center


essex

Essex's Competition

- The crawler crane industry is fragmented:
  - Essex is the largest player in the bare crawler crane rental industry owning a large share of the crawler cranes in excess of 100 ton lifting capacity in the U.S.
  - Numerous acquisition opportunities of companies in the top 10 of the crawler crane industry, both national and regional players
- Many competitors are focused on smaller lifting equipment and therefore are more closely tied to residential and commercial construction cycles
- Minimal competition with general equipment rental companies (e.g. United Rentals, H&E Equipment Rentals)
- Management believes a new market entrant would face a significant competitive economic disadvantage given the cost of replicating Essex's fleet
  - $210 million purchase price versus estimated $450 million cost to replicate fleet with new equipment

Top 10 North American Based Crawler Crane Fleets[1]

	Name[2]	Crawler Equipment [3]	Region [4]
1	Essex Crane Rental Corp.	423	National
2	**ALL Erection & Crane Rental**	368	National
3	**Lampson International**	250[5]	National
4	Maxim Crane Works	212	National
5	**M.D. Moody & Sons**	125	SE
6	AmQuip Corp.	98	East
7	**J.F. Lomma**	57	NE
8	**Bigge Crane & Rigging**	50	West
9	**Buckner HeavyLift Cranes**	48	NE
10	**Crane Rental Corp.**	44	SE

Notes:
1. Source: International Cranes and Specialized Transport, June 2007
2. Bolded companies represent family owned and operated crawler crane rental companies
3. Crawler equipment includes all cranes and attachments
4. Essex management estimate of primary geographic presence (SE=Southeast; NE=Northeast)
5. Essex management estimate of number of Lampson crawler equipment in North America



Essex Rental Fleet

- Essex operates a fleet of >350 cranes and attachments
  - Fleet diversified by lift capacity
  - Status as large customer provides preferential pricing and lead-time arrangements with crane manufacturers
- Manitowoc and Liebherr cranes represent 100% of fleet by units
  - Increased fleet utilization from less than 50% in 2003 to approximately 76.3% in 2007[1]
  - Average lifting capacity has increased from 177 tons in 2003 to 196 tons in 2007[1] as a result of Essex's fleet re-positioning strategy
- Consistently rebalancing fleet mix:
  - Focus on acquiring heavier tonnage cranes and selling older, lighter tonnage models
    - For the six months ended June 2008:
      - Sold 15 cranes to overseas concerns or domestic fixed operators
      - Took delivery of $15.9 mm of new equipment
  - Management believes heavier cranes are in shorter supply and in higher demand than lighter cranes, which has translated into a more favorable pricing dynamic and higher utilization rates
- Rental rate increases expected to follow increased utilization rates

Average Monthly Rental Rates for Essex Fleet[1]


$20,000
$16,000
$12,000
$8,000
$4,000
$0
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08

Fleet Utilization and Size[1]


Utilization Rate %
# of Cranes in Fleet
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
425
395
365
335
305
275
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08

Notes:
1. Source: Essex


essex

Stable Underlying Asset Value

- Extended usable lives of up to 50 years
- Average fleet age of 18 years[1]
- Current OLV of approximately $265 million
- Approximately $150 million invested in crawler fleet since 1995
- Estimated Replacement Value of fleet is $450 million[2]
- Management believes fleet has retained value due to a number of factors:
  - Substantial initial investment
  - High structural steel content
  - Replaceable components
  - Low duty-cycle
  - Enduring technology
  - Essex investment and maintenance expertise
  - Strong global demand
- Fleet sales have averaged 99% of OLV from 2000 through June 2008[3]

Essex Crane Fleet OLV Index[3]


Index
120
100
80
60
40
20
0
2000
2001
2002
2003
2004
2005
2006
2007
Less than 2% economic depreciation per annum

Note: Line represents the annual OLV of a representative static group of Essex cranes as a % of their OLV in April 2000

Notes:
1. Represents an OLV-weighted average age of the entire crane fleet
2. Essex management estimates
3. Source: Essex



Essex's End Markets

Power (23%)


Power Plants


Wind Power

Sewer & Water (4%)


Sewers


Water Treatment

Transportation (19%)


Road construction


Bridge construction

Industrial / Marine (25%)


Industrial Facilities


Factories

General Building (12%)


Stadiums


Hospitals

Petrochemicals (16%)


Chemical Plants


Petrochemical Plants

Essex 2002 Rental Revenues by End Market



Other 2%
Transportation 22%
Industrial / Marine 9%
Power 39%
Petrochemicals 3%
Sewer & Water 8%
General Building 17%

Less exposure to power, greater diversification

Essex 2007 Rental Revenues by End Market



Other 1%
Transportation 19%
Industrial / Marine 25%
Power 23%
Petrochemicals 16%
Sewer & Water 4%
General Building 12%



Growing Revenue Pipeline

- Projects have long (2-3 year) lead times, which translates into good visibility for Essex's revenue pipeline
- Essex uses state of the art lead generation tools which give excellent forward looking project visibility from as early as project engineering and permitting stages
- Trained 13 person sales force is attentive to end market activity throughout North America[1]
- As of 6/30/08, Essex has sufficient bookings in hand to support full year 2008 revenue projections[1]

Increasing Rental Backlog[1]


($000's)
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$9,512
$12,271
$15,582
$15,907
$21,680
$28,852
$20,307
$28,727
$37,574
$23,405
$33,487
$43,431
1 Quarter
2 Quarters
3 Quarters
1 Year
31-Dec-06
31-Dec-07
30-Jun-08

Growing Rental Revenue Pool[2]


Expected Rental Revenue on Quotes
($000's)
$150,000
$120,000
$90,000
$60,000
$30,000
$0
1/1/04 to 6/30/04
7/1/04 to 12/31/04
1/1/05 to 6/30/05
7/1/05 to 12/31/05
1/1/06 to 6/30/06
7/1/06 to 12/31/06
1/1/07 to 6/30/07
7/1/07 to 12/31/07
1/1/08 to 6/30/08

Notes:
1. Source: Essex
2. Source: Essex. Note that expected rental revenue on quotes represents the total amount of revenue Essex submitted bids for during that period, not actual revenue generated


essex

Growth Opportunities

Organic Growth

- Expected growth in demand for heavy lifting equipment and global crane shortage driving increases in rental and utilization rates
- Updating fleet with heavier tonnage cranes and replacing older, lighter, less utilized equipment
  - Purchasing power benefits from crane manufacturer relationships
- Equipment purchases of $37 million in 2007 and 2008 combined are expected to drive growth in 2009 and beyond
- Expanding customer base to take advantage of growing infrastructure project backlogs
  - Strong quoting activity with significant levels of inquiry coming from diverse group of end markets

Acquisitions / Consolidation

- The fragmented rental industry is expected to consolidate
- Many competitors are family owned and management expects a number of these to become available over time
  - Further diversification would enable expansion of current national footprint to markets in the Northeast and the West

Distribution of New and Used Equipment

- Leverage extensive relationships and success in selling used equipment at premium prices
- Provide "one stop shop" model: rent to own or try before you buy
- Expand used equipment sales by purchasing used crawlers for refurbishment and sale
- Management believes its relationships with international manufacturers and market players provide additional equipment purchasing and used equipment sales opportunities


essex
crane rental corp




4

Summary Financial Information and Valuation


essex

Summary Financial Information

December 31 Year End (USD $000's)	Historical Unaudited 2004	2005	Historical Audited 2006	2007	Projected Unaudited 2008P
Revenues	$28,524	$38,583	$55,659	$64,532	$77,989
Operating Expenses	(13,170)	(17,183)	(20,960)	(23,322)	(29,163)
Gross Profit	15,354	21,400	34,699	41,210	48,826
SG&A	(7,123)	(7,585)	(8,732)	(9,112)	(10,055)
Public Company Expenses	-	-	-	-	(2,250)
Rental EBITDA	8,231	13,815	25,967	32,098	36,521[4]
Rental EBITDA Margin (%)	28.9%	35.8%	46.7%	49.7%	46.8%
Gain on Sale of Equipment	1,608	2,879	3,007	6,049	3,679[2]
Total EBITDA	9,839	16,694	28,974	38,147	40,200
Equipment Sale Proceeds	5,454	7,841	5,980	13,233	13,490
Revenue + Equipment Sale Proceeds	33,978	46,424	61,639	77,765	91,479
Total EBITDA Margin (%)	29.0%	36.0%	47.0%	49.1%	43.9%
Maintenance Capital Expenditure	(339)	(518)	(512)	(724)	(2,700)
Discretionary Crane Investment	(383)	(5,875)	(6,004)	(18,784)	(19,982)
Average Fleet Utilization Rate	45.7%	57.8%	72.6%	76.3%	81.0%
Average Fleet Monthly Rental Rate ($000's)	$11.3	$12.4	$13.8	$16.3	$18.6

Notes:

1. Source: Essex
2. The final gain on sale of equipment for 2008 will reflect an adjusted stepped-up base following financial close
3. Certain financial information and data, including financial forecasts and projections, of Essex contained in this presentation is unaudited and prepared by Essex as a private company and may not conform to SEC regulation S-X. Accordingly, such information and data may be adjusted and presented differently in Hyde Park's definitive proxy statement to solicit stockholder approval of the proposed transaction.
4. Based on first half 2008 results, management is raising its full year 2008 Rental EBITDA guidance of $36.5 million by as much as 8%.


essex

Six Months Ended June 2008 Snapshot

	Six Months Ended June 30, 2008		2007
Total Revenue	$ 42,146		$ 32,899
Total Cost of Revenue	18,331		16,314
Gross Profit	23,815		16,586
Selling, General and administrative expenses	5,269	(1.)	4,674
Other Depreciation and amortization	67		63
Income from Operations	17,829		11,849
Rental EBITDA	20,191	(1.)	14,255
Total EBITDA	22,687	(1.)	15,879
Average Fleet Utilization Rate	72%		69.7%
Average Fleet Monthly Revenue Rate	20,233		15,381

Notes:

1.) Excluding a one time charge of $650,000 primarily related to consulting fees associated with the sale of the business to Hyde Park

Cash-on-Cash Returns

- Based on first half 2008 results, management has raised its full year 2008 Rental EBITDA guidance of $36.5 million by as much as 8%, which is not reflected in the chart below.

2008P Rental EBITDA – Free Cash Flow Bridge



$ millions
40
35
30
25
20
15
10
5
0
$36.5
$2.7
$33.8
$6.1
$4.8
$22.9
$6.5
$16.4
21.1% pre-tax cash-on cash return for shareholders(1)
2008P Rental EBITDA
Maintenance Capital Expenditure
Unlevered Free Cash Flow
Interest Expense
Taxes
Available to Shareholders
Net Crane Investment
2008P Free Cash Flow

Notes:
1. Unlevered FCF less interest expense, adjusted for minority interest and dilution due to issue of shares to Hyde Park Principals



A Unique Asset Class

- Essex is a highly differentiated asset class in the rental sector
  - Strong Total EBITDA margin relative to comparables with potential to improve through rental rate increases and continued shift in asset portfolio towards heavier lift equipment
  - 3-year Total EBITDA CAGR is highest in the rental sector

Total EBITDA Margin Comparison(1)



49.1%
48.0%
45.0%
42.2%
40.7%
40.1%
38.7%
30.7%
24.6%
Essex
McGrath Rental Corp
RSC
Ahern
Mobile Mini
Hertz
Neff
United Rentals
H&E Equipment Services

3-Year Total EBITDA Growth Comparison(1)(2)



57.1%
45.6%
36.3%
25.1%
21.1%
20.6%
14.9%
11.3%
8.7%
Essex
H&E Equipment Services
Ahern
Mobile Mini
RSC
Neff
McGrath Rental Corp
Hertz
United Rentals

Notes:
1. Source: Company filings
2. 3 year comparison from 2004-2007


essex

Transaction Analysis

essex

- Based on first half 2008 results, management has raised its full year 2008 Rental EBITDA guidance of $36.5 million by as much as 8%, which is not reflected in the chart below.

Transaction Multiples	2007	2008P
Total EBITDA	$38.1 million	$40.2 million
EV / Total EBITDA	5.5x	5.2x
(EV – PV of NOL) / Total EBITDA[1]	5.2x	5.0x
Unlevered Free Cash Flow ("FCF")	$31.4 million	$33.8 million
EV / Unlevered FCF	6.7x	6.2x
EV / OLV[2]	84.0%	
EV / Replacement Value[3]	47%	
Free Cash Flow[4]	$13.6 million	$16.3 million
Free Cash Flow per share[5]	$0.80	$0.95

Notes:
1. NOL is the present value of Essex's accumulated tax loss and is valued at approximately $10 million on a cash basis over approximately 10 years
2. OLV of $250 million as of the December 31, 2007 independent appraisal
3. Replacement value estimated at $450 million by Essex's management
4. 2007 Free Cash Flow calculated pro forma for transaction
5. Free Cash Flow per share adjusted for minority interest, management options and dilution due to issue of shares to Hyde Park Principals. Total number of shares equals 17.1 million



Rental Asset Life and EBITDA Multiple Comparison


Rental Equipment Useful Life
0 Years
5 Years
10 Years
15 Years
20 Years
25 Years
30 Years
50 Years
H&E
Hertz
United Rentals
NES Rentals
Electro Rent Corporation
Classic Party Rentals
Nations Rent
RSC
McGrath RentCorp
Neff
United
UHS
Williams Scotsman
ModSpace
The Mobile Storage Group
mobile mini inc.
Royal Wolf
Baker Tanks
essex crane rental corp


Public Company Trading and Transaction Multiples (LTM EV/Total EBITDA)
Transaction EBITDA Multiples
Trading EBITDA Multiples
Essex Transaction Total EBITDA Multiple
Mean 6.7x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
3.5x
4.0x
4.6x
4.7x
4.7x
5.3x
5.6x
6.0x
6.5x
8.0x
8.6x
9.0x
9.2x
9.2x
9.4x
9.6x
United Rentals
H&E Equipment
RSC Holdings
Hertz
Essex Crane
Nations Rent
NES Rentals
Neff
McGrath Rentcorp
Universal Hospital Services
Baker Tanks
Royal Wolf
Mobile Mini
Royal Wolf (Australia)
Mobile Storage Group
Williams Scotsman

Source: Company filings, industry research

Notes: Data as of 9/04/08; Essex Transaction multiple calculated using LTM 6/30/08 EBITDA



Essex is a Unique Company

- Essex possesses an attractive mix of exposure to infrastructure-related end markets and a fleet of long-lived equipment with high value retention



Highest Focus
Infrastructure End Market Focus
0
Equipment Life / Residual Value
Greatest
Fluor Corp.
Jacobs Engineering
Shaw Group
Quanta Services
URS Corp.
Maxim Crane Rental
Tat Hong Crane
KCI Konecranes
Boom Logistics
All Erection Crane Rental
Mobile Mini
H&E Equipment Rentals
Williams Scotsman
Mitcham Industries
Aggreko
McGrath Rental
Ashtead Group
RSC Holdings
United Rentals
Ramirent
Cranes
Specialist Hire
General Hire
E&C Firm


essex

Investment Summary

Essex is considered to be an attractive investment opportunity for the following reasons:

- Market leader with a long industry heritage able to leverage scale
- Committed management team
- Strong free cash flow generation characteristics
- Purchasing company at a material discount to fleet OLV and replacement cost
- Good visibility of future project pipeline / rental revenues
- Exposure to growing infrastructure-related end markets
- Numerous organic and strategic growth opportunities
- Attractive, flexible and committed debt facilities